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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                December 1, 1997
                -------------------------------------------------


                              RAPTOR SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                          000-27538                                51-0337926
------------------------            ------------------------            ---------------------------------
(State of Incorporation)            (Commission File Number)            (IRS Employer Identification No.)



                                69 Hickory Drive
                          Waltham, Massachusetts 02154
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (781) 487-7700
                         -------------------------------
                         (Registrant's telephone number)





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ITEM 5.  OTHER EVENTS.

         On December 1, 1997, AXENT Technologies, Inc. ("AXENT") and Raptor Systems, Inc. ("Raptor") announced that they have entered into an Agreement and Plan of Merger dated as of December 1, 1997 (the "Merger Agreement"), which is filed herewith as EXHIBIT 2.1 and incorporated herein by reference, pursuant to which Axquisition Two, Inc., a wholly-owned subsidiary of AXENT, will merge with and into Raptor (the "Merger") with Raptor being the surviving company.

         Under the terms of the Merger Agreement, each outstanding share of Raptor common stock, $.01 par value per share, will be exchanged for .8 of a share of AXENT common stock, $.02 par value per share, outstanding Raptor stock options will be exchanged for AXENT stock options (adjusted for the exchange ratio) and Raptor will become a wholly-owned subsidiary of AXENT. The transaction will be accounted for as a pooling-of-interests. The Merger, which has been unanimously approved by the Boards of Directors of each of AXENT and Raptor and is expected to be consummated sometime in the first quarter of 1998, is subject to numerous closing conditions, including the approval of the shareholders of both AXENT and Raptor.

         AXENT and Raptor issued a joint press release announcing the Merger on December 1, 1997, which is filed herewith as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:      Not Applicable
         (b)      Pro Forma Financial Information:                Not Applicable
         (c)      Exhibits:

                  2.1 Agreement and Plan of Merger dated December 1, 1997 by and among AXENT Technologies, Inc., Axquisition Two, Inc. and Raptor Systems, Inc.*

                  99.1 Joint press release of AXENT Technologies, Inc. and Raptor Systems, Inc. dated December 1, 1997.


                  *The Registrant will supply the Securities and Exchange Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 5, 1997                       RAPTOR SYSTEMS, INC.



                                             /s/ John Ingalls
                                             ---------------------------------
                                             By:    John Ingalls
                                             Title: Chief Financial Officer






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                                  EXHIBIT INDEX

  2.1 Agreement and Plan of Merger dated December 1, 1997 by and among AXENT Technologies, Inc., Axquisition Two, Inc. and Raptor Systems, Inc.*

 99.1 Joint press release of AXENT Technologies, Inc. and Raptor Systems, Inc. dated December 1, 1997.


         *The Registrant will supply the Securities and Exchange Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.



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